AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
April 2014

For the month of April 2014, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.85% and a net return of 0.82%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.84% for the month.

April gross relative performance: 0.01%

Performance for periods ended April 30, 2014 (Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	2.74%	(0.10%)	3.79%	4.80%	5.24%
HIT Total Net Rate of Return	2.58%	(0.54%)	3.34%	4.35%	4.80%
Barclays Capital Aggregate Bond Index	2.70%	(0.26%)	3.60%	4.88%	4.83%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Strong performance of the HIT’s agency multifamily mortgage-backed securities (MBS) as spreads to Treasuries tightened for both government-sponsored enterprise (GSE) and FHA/Ginnie Mae-insured multifamily MBS. Ginnie Mae permanent and construction/ permanent loan certificate spreads tightened by about 5 basis points (bps) and 22 bps, respectively. Fannie Mae multifamily DUS security spreads tightened across all structures, with the benchmark 10/9.5s contracting by about 2 bps and intermediate duration 7/6.5s also tightening by 2 bps. The HIT had 22.3% of its portfolio invested in DUS securities across various structures as of April 30, 2014, whereas the Barclays Aggregate does not hold DUS securities.

Negative contributions to the HIT’s performance included:

●
Very strong performance by corporate bonds, the best performing major sector in the Barclays Aggregate, with excess returns of 41 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 23% of the index as of April 30, 2014.

AFL-CIO HOUSING INVESTMENT TRUST                                          April 2014 Performance Commentary

●
The portfolio’s slightly short relative duration as interest rates fell across the yield curve.  Two-, 5-, 10-, and 30-year Treasury rates dropped by 1, 4, 7, and 10 bps, respectively. At month-end the portfolio’s duration was approximately 0.5 years shorter than the index.

●
Good performance by agency single family MBS (RMBS), the second best performing major sector in the index with excess returns of 33 bps.  The HIT is underweight in single family MBS with an allocation of 27.6% allocation versus 29.1% in the Barclays Aggregate at the end of April.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 15, 20, 28, and 70 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Over 92% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise guarantee compared to 72% for the Barclays Aggregate as of April 30.

April 2014 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	0.55%	0	5.17
Agencies	0.63%	21	4.18
Single family agency MBS (RMBS)	0.92%	33	5.35
Corporates	1.20%	41	7.08
Commercial MBS (CMBS)	0.48%	17	3.27
Asset-backed securities (ABS)	0.34%	14	2.43
      Source: Bloomberg L.P.
Change in Treasury Yields

Maturity	3/31/14	4/30/14	Change
1 Month	0.025%	0.018%	-0.008%
3 Month	0.033%	0.028%	-0.005%
6 Month	0.056%	0.043%	-0.013%
1 Year	0.114%	0.104%	-0.010%
2 Year	0.420%	0.412%	-0.008%
3 Year	0.869%	0.852%	-0.017%
5 Year	1.719%	1.677%	-0.043%
7 Year	2.300%	2.232%	-0.068%
10 Year	2.719%	2.647%	-0.072%
30 Year	3.559%	3.460%	-0.099%
       Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.